UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2013

CardioNet, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33993	33-0604557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 Washington Street, #210 Conshohocken, PA	19428
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

We are filing this Amendment No. 1 to the Current Report on Form 8-K for the sole purpose of effecting a technical correction to the EDGAR submission header used in the original Form 8-K filed on August 1, 2013.  The original filing, and this Amendment No. 1, will be superseded by a Form 8-K12g3 to be filed by CardioNet, Inc. on the date hereof (the “Subsequent Filing”).  The purpose of the Subsequent Filing is to reflect that BioTelemetry, Inc. is a successor issuer to CardioNet, Inc. pursuant to Rule 12g-3 as described in the original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CardioNet, Inc.

	By:	/s/ Peter Ferola
Peter Ferola
Senior Vice President and General Counsel
Date: September 6, 2013